UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2013

ITEM 1.         REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2013

Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

(HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Yield Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	18

Statement of operations	19

Statements of changes in net assets	20

Financial highlights	21

Notes to financial statements	22

Board approval of management and subadvisory agreements	38

Additional shareholder information	45

Dividend reinvestment plan	46

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the six-month reporting period ended February 28, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 37.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended February 28, 2013 (the “reporting period”), it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department reported that fourth quarter GDP growth was a weak 0.4%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.1%. After falling to 7.8% in September 2012 the unemployment rate fluctuated between 7.8% and 7.9% over the next four months. While unemployment fell to 7.7% in February 2013, the lowest rate since December 2008, it was still high by historical standards. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound.

According to the National Association of Realtors (“NAR”), existing-home sales rose 0.8% on a seasonally adjusted basis in February 2013 versus the previous month and they were 10.2% higher than in February 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in February 2013, up 11.6% from February 2012. This marked the twelfth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in February to a 4.7 month supply at the current sales pace, it was 19.2% lower than in February 2012.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012, only to experience another setback in November 2012. However, it then improved later in the period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, prior to the beginning of the reporting period. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next three months, with the PMI increasing to 54.2 in February 2013, its best reading since June 2011.

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, prior to the beginning of the reporting period, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, after the reporting period ended, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.22%, its low over the six months ended February 28, 2013. It rose as high as 0.32% on October 22 and ended the period at 0.25%. The yield on the ten-year Treasury began the period at 1.57%, its low over the six-month reporting period. Ten-year Treasuries peaked at 2.05% on February 13 and ended the period at 1.89%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, overall the spread sectors outperformed equal durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended February 28, 2013, the Barclays U.S. Aggregate Indexvi returned 0.15%.

Q. How did the high-yield market perform over the six months ended February 28, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield – 2% Issuer Cap

Western Asset High Yield Defined Opportunity Fund Inc.	V

Indexvii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 6.67% for the six months ended February 28, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite weakening at the end of the reporting period, the asset class generated positive results during the six months ended February 28, 2013. The asset class moved higher during four of the six months of the period given generally solid investor risk appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 3.22% over the six months ended February 28, 2013.

Performance review

For the six months ended February 28, 2013, Western Asset High Yield Defined Opportunity Fund Inc. returned 10.41% based on its net asset value (“NAV”)ix and -1.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield – 2% Issuer Cap Index B Componentx and the Barclays U.S. Corporate High Yield – 2% Issuer Cap Index Caa Componentxi, returned 6.75% and 9.44%, respectively, over the same time frame. The Lipper High Yield Closed-End Funds Category Averagexii returned 8.50% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.86 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$19.38 (NAV)	10.41%†
$18.66 (Market Price)	-1.03%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from

VI	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 28, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x              The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The B Component is comprised of B-rated securities included in this Index.

xi           The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

xii        Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of February 28, 2013 and August 31, 2012 and does not include derivatives, such as written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡            Represents less than 0.1%.

2	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — February 28, 2013

Total Spread Duration

HYI	— 3.09 years
Benchmark	— 3.64 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component &
40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	— Emerging Markets
HY	— High Yield
HYI	— Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — February 28, 2013

Total Effective Duration

HYI	— 3.35 years
Benchmark	— 3.66 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component &
40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	— Emerging Markets
HY	— High Yield
HYI	— Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	— Investment Grade Credit

4	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.1%
Consumer Discretionary — 19.6%
Auto Components — 0.5%
Europcar Groupe SA	11.500%	5/15/17	350,000	EUR	$ 494,732	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	1,844,676	(a)
Total Auto Components					2,339,408
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,360,000		1,513,000
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		495,575	(a)
Total Automobiles					2,008,575
Diversified Consumer Services — 1.1%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	800,000		874,000	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,079,000	GBP	1,710,557	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,142,013
ServiceMaster Co., Senior Notes	8.000%	2/15/20	280,000		298,200
ServiceMaster Co., Senior Notes	7.000%	8/15/20	980,000		1,002,050	(a)
Total Diversified Consumer Services					5,026,820
Hotels, Restaurants & Leisure — 8.1%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	950,000		1,014,125	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,054,244		992,441	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		771,450
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	860,000		885,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	200,000		185,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,206,250
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	80,000		79,400	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,274,075
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,424,500	(a)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,396,000		2,803,320
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,075,824	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,212,625	(a)
Gala Group Finance PLC, Senior Secured Notes	8.875%	9/1/18	1,410,000	GBP	2,320,859	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,730,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	5

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		$ 679,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,050,000		1,131,375	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,015,583		1,109,524	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,301,563
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	2,700,000		2,686,500	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,075,000		4,564,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	295,000		322,656	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,499,888	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,570,000		1,691,675
Total Hotels, Restaurants & Leisure					35,962,100
Household Durables — 1.4%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		4,741,875
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	470,000		477,050	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,026,000	(a)
Total Household Durables					6,244,925
Media — 5.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		474,075
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	960,000		768,000	(a)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	130,555	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	191,426	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	380,000		399,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	760,000		790,400
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	110,000		113,300
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,576,350	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,601,250
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	420,000		389,550	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	2,260,000		2,353,225	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		1,050,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		4,839,395	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	1,600,000	EUR	2,266,434	(a)

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	600,000	EUR	$ 849,913	(a)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	208,594	(a)(e)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	3,220,000		3,493,700	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	182,777	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,780,820	(a)
Total Media					25,458,764
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	10.625%	7/15/17	780,000		776,100
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	103,000		103,644
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	390,000		402,187
Total Multiline Retail					1,281,931
Specialty Retail — 1.3%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,494,905	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,821,175
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	220,000		228,250	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	940,000		1,026,950	(a)
Total Specialty Retail					5,571,280
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,080,720	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		600,187	(a)
Total Textiles, Apparel & Luxury Goods					2,680,907
Total Consumer Discretionary					86,574,710
Consumer Staples — 3.1%
Food Products — 2.3%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,699,764	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	820,000		836,400	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	1,013,270	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	767,190	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	477,000		518,737	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,210,000		1,312,850
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,546,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	540,000		570,375	(a)
Total Food Products					10,264,586

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	7

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	720,000	$ 750,600	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	460,000	496,800	(a)
Total Household Products				1,247,400
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,925,000	2,042,906
Total Consumer Staples				13,554,892
Energy — 7.9%
Energy Equipment & Services — 1.4%
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	70,000	71,575
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,000,000	1,037,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000	817,600	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,040,000	2,223,600	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,060,000	1,171,300	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	590,000	644,575
Total Energy Equipment & Services				5,966,150
Oil, Gas & Consumable Fuels — 6.5%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,540,000	1,578,500
Arch Coal Inc., Senior Notes	9.875%	6/15/19	570,000	565,725	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000	1,010,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000	299,700
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000	645,525	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	654,100
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,240,000	1,364,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,090,000	1,160,850
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	974,550
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,860,000	1,971,600	(a)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000	114,500
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	920,000	938,400	(a)(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,290,000	1,430,288	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	960,000	1,036,800	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	450,000	488,250	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000	1,276,900
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	930,000	981,150	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	700,000	738,500	(a)

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000	$ 780,000
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	420,000	184,800	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000	1,137,475	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	960,000	1,017,600	(a)
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	200,000	228,000
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000	1,111,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,760,000	2,949,750	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,240,000	1,305,100
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	804,375	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,980,000	2,086,000	(a)
Total Oil, Gas & Consumable Fuels				28,833,538
Total Energy				34,799,688
Financials — 6.5%
Capital Markets — 0.2%
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	1,080,000	1,073,250	(a)
Commercial Banks — 3.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	2,108,767	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000	1,750,000
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	570,000	590,991
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000	1,502,179	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,170,000	1,229,257	(a)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000	6,405,000	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000	935,980	(a)
Total Commercial Banks				14,522,174
Diversified Financial Services — 2.8%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,180,000	2,370,750
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000	1,080,379
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000	2,249,125
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000	3,854,350
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,140,000	1,251,150	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,100,000	1,178,375
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	535,000	(a)(g)
Total Diversified Financial Services				12,519,129
Insurance — 0.2%
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000	833,400	(a)
Total Financials				28,947,953

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	9

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 5.6%
Health Care Equipment & Supplies — 0.9%
Hologic Inc., Senior Notes	6.250%	8/1/20	550,000		$ 583,000	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	380,000		370,500
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	1,882,602	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	914,407	(a)
Total Health Care Equipment & Supplies					3,750,509
Health Care Providers & Services — 3.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		599,610
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,095,537
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,724,000		3,724,000
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	352,430	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,762,149	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	650,000		697,125
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		844,350
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	2,510,000		2,654,325
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	580,000		600,300
INC Research LLC, Senior Notes	11.500%	7/15/19	420,000		450,450	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,330,000	EUR	1,853,586	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	320,000		308,800	(a)
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	36,000		28,170
Total Health Care Providers & Services					15,970,832
Health Care Technology — 0.3%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	1,190,000		1,278,506
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,237,190	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	800,000		863,000	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	440,000		475,750	(a)
Total Pharmaceuticals					3,575,940
Total Health Care					24,575,787
Industrials — 17.2%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		880,000
GenCorp Inc., Secured Notes	7.125%	3/15/21	620,000		647,900	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,340,000		2,594,475
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,473,000	(a)
Total Aerospace & Defense					8,595,375

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 2.0%
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	2,330,000		$ 2,437,180
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	600,000		598,500
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,946,000		4,084,110	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,393,745		1,524,478
Total Airlines					8,644,268
Building Products — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	830,000		836,225	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,040,000		1,154,724	(a)(d)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	280,000		289,100	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,335,775	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	902,187	(a)
Total Building Products					4,518,011
Commercial Services & Supplies — 3.1%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		1,132,500	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	4,000,000		3,970,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		771,800	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,130,000		2,247,150
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,950,000		2,106,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	680,000		734,400	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,331,800
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	390,000		430,950
Total Commercial Services & Supplies					13,724,600
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	4,500,000		4,308,750	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	810,000		837,096	(c)(d)
Total Construction & Engineering					5,145,846
Electrical Equipment — 1.4%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	750,000		735,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		842,550	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		4,505,000	(a)
Total Electrical Equipment					6,082,550

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	11

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 1.9%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		$2,373,525	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,095,000	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,968,116	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	600,000	EUR	787,246	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	530,936	(a)
Loxam SAS, Senior Bonds	7.375%	1/24/20	100,000	EUR	133,819	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	610,000		637,450	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	710,000		761,475	(a)
Total Machinery					8,287,567
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,241,311		1,132,696
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	802,000		810,020
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,480,000		2,492,400
Total Marine					4,435,116
Road & Rail — 1.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,490,342		2,583,730	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,026,000		2,193,145	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,343,000
Total Road & Rail					7,119,875
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,221,000	(a)
Transportation — 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		132,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,843,436	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,498,100	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,095,450	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,410,000		2,566,650	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	170,000		181,050	(a)
Total Transportation					7,317,436

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	630,000		$ 670,950	(a)
Total Industrials					75,762,594
Information Technology — 1.2%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	910,000		962,325	(a)
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	770,000		883,575	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	487,786	(a)
Total Electronic Equipment, Instruments & Components					1,371,361
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	790,000		886,775
IT Services — 0.2%
First Data Corp., Senior Notes	12.625%	1/15/21	1,150,000		1,231,937
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	270,000		232,200	(a)
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	830,000		848,675	(a)
Total Information Technology					5,533,273
Materials — 11.5%
Chemicals — 2.1%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	1,800,000	EUR	2,369,377	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,544,804	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	543,532	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	426,011	(a)
Orion Engineered Carbons Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,305,000	EUR	1,899,672	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	2,177,657	(a)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Senior Secured Notes	8.750%	2/1/19	430,000		430,000	(a)
Total Chemicals					9,391,053
Containers & Packaging — 3.9%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,573,942	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	390,000		391,950	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	565,709	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	13

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	1,900,000	EUR	$ 2,555,457	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	610,000	EUR	802,517	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,826,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	2,330,000		2,463,975
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,100,000	(a)
Total Containers & Packaging					17,279,800
Metals & Mining — 4.2%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,610,000		1,711,367
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	1,510,000		1,570,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	930,000		978,825	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,487,400	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,400,000		1,424,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,800,000		1,834,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		592,100	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,170,000		1,140,750	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	973,940	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		987,350	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	750,000		826,875	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,100,000		1,160,500	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	540,000		580,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		522,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,270,000		1,276,350
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,100,000		1,207,250
Total Metals & Mining					18,274,607
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,398,375
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,377,650

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,280,000		$ 1,037,400
Total Paper & Forest Products					5,813,425
Total Materials					50,758,885
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 5.3%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,575,000	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	3,000,000		3,191,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000		1,024,650
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,630,000		1,707,425
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	656,932	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,388,842	(a)
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,383,882	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,384,537		5,653,764	(a)(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	2,000,000		1,970,000	(a)
Total Diversified Telecommunication Services					23,551,745
Wireless Telecommunication Services — 2.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,026,945	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	730,000	GBP	1,148,976	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		5,288,150
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,501,600
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,220,000		2,758,350	(a)
Total Wireless Telecommunication Services					12,724,021
Total Telecommunication Services					36,275,766
Utilities — 5.3%
Electric Utilities — 1.7%
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,350,000		3,651,500
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,026,812		1,016,544	(e)
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,589,844		2,948,915
Total Electric Utilities					7,616,959
Independent Power Producers & Energy Traders — 3.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000		1,041,600
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000		20,650	(c)(e)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,330,000		2,702,800	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000		826,800	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	15

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	950,000	$ 1,083,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000	1,466,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000	2,845,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000	3,173,700
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442	1,666,043
PPL Energy Supply LLC, Senior Notes	4.600%	12/15/21	973,000	1,031,110
Total Independent Power Producers & Energy Traders				15,857,753
Total Utilities				23,474,712
Total Corporate Bonds & Notes (Cost — $365,930,533)				380,258,260
Collateralized Senior Loans — 2.0%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.8%
Equinox Fitness Clubs, First Lien Term Loan	9.750%	5/16/20	1,050,000	1,073,625	(h)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,150,000	2,322,000	(h)
Total Hotels, Restaurants & Leisure				3,395,625
Specialty Retail — 0.1%
Gymboree Corp., Term Loan	—	2/23/18	510,000	493,616	(i)
Total Consumer Discretionary				3,889,241
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	463,219	(h)
Energy — 0.2%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	—	5/6/16	100,000	91,656	(i)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	800,000	818,500	(h)
Total Energy				910,156
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,740,000	1,790,025	(h)
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	1,000,000	1,027,500	(h)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	800,000	822,000	(h)
Total Collateralized Senior Loans (Cost — $8,370,619)				8,902,141

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 2.7%
Venezuela — 2.7%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,970,000	$ 5,781,945	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	5,997,510
Total Sovereign Bonds (Cost — $9,238,284)				11,779,455

			Shares
Common Stocks — 3.7%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			68,957	137,914	*(c)(d)
Financials — 3.5%
Diversified Financial Services — 1.3%
Citigroup Inc.			136,668	5,735,956
Real Estate Management & Development — 2.2%
Realogy Holdings Corp.			219,513	9,768,328	*(c)(d)
Total Financials				15,504,284
Industrials — 0.2%
Marine — 0.2%
Horizon Lines Inc., Class A Shares			633,775	950,663	*
Total Common Stocks (Cost — $13,910,970)				16,592,861
Preferred Stocks — 2.1%
Financials — 1.9%
Consumer Finance — 1.9%
GMAC Capital Trust I	8.125%		319,200	8,471,568	(g)
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	424,462	(a)(c)(g)
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal	6.000%		8,700	203,580
Total Preferred Stocks (Cost — $8,363,667)				9,099,610

		Expiration Date	Notional Amount†
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00 (Cost — $224,352)		3/20/13	15,580,000	17,583

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	17

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.1%
Jack Cooper Holdings Corp.	12/15/17	1,686	$ 209,064	*
Jack Cooper Holdings Corp.	5/6/18	846	104,904	*
Total Warrants (Cost — $46,253)			313,968
Total Investments — 96.7% (Cost — $406,084,678#)			426,963,878
Other Assets in Excess of Liabilities — 3.3%			14,421,443
Total Net Assets — 100.0%			$441,385,321

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of February 28, 2013.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of February 28, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :
EUR — Euro
GBP — British Pound

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put (Premiums received — $208,772)	3/20/13	$96.50	31,160,000	$7,804

1              In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†            Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2013

Assets:
Investments, at value (Cost — $406,084,678)	$426,963,878
Cash	3,323,890
Interest receivable	8,682,990
Unrealized appreciation on forward foreign currency contracts	2,245,054
Receivable for securities sold	1,354,602
Deposits with brokers for swap contracts	700,000
Prepaid expenses	10,376
Total Assets	443,280,790

Liabilities:
Swaps, at value (premiums paid — $79,420)	697,582
Payable for securities purchased	652,942
Investment management fee payable	270,236
Payable for open swap contracts	180,411
Written options, at value (premiums received — $208,772)	7,804
Accrued expenses	86,494
Total Liabilities	1,895,469
Total Net Assets	$441,385,321

Net Assets:
Par value ($0.001 par value, 22,771,184 shares issued and outstanding; 100,000,000 shares authorized)	$ 22,771
Paid-in capital in excess of par value	433,265,382
Undistributed net investment income	3,668,896
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(18,100,542)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	22,528,814
Total Net Assets	$441,385,321

Shares Outstanding	22,771,184

Net Asset Value	$19.38

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended February 28, 2013

Investment Income:
Interest	$18,589,228
Dividends	577,241
Total Investment Income	19,166,469

Expenses:
Investment management fee (Note 2)	1,711,023
Transfer agent fees	65,275
Directors’ fees	31,614
Audit and tax	26,389
Legal fees	23,261
Shareholder reports	21,457
Fund accounting fees	20,321
Stock exchange listing fees	10,916
Custody fees	4,990
Insurance	4,751
Miscellaneous expenses	5,373
Total Expenses	1,925,370
Net Investment Income	17,241,099

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	972,052
Written options	91,040
Swap contracts	(905,117)
Foreign currency transactions	(4,494,989)
Net Realized Loss	(4,337,014)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	27,365,612
Written options	195,325
Swap contracts	(777,002)
Foreign currencies	3,093,807
Change in Net Unrealized Appreciation (Depreciation)	29,877,742
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	25,540,728
Increase in Net Assets From Operations	$42,781,827

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2013 (unaudited) and the Year Ended August 31, 2012	2013	2012

Operations:
Net investment income	$ 17,241,099	$ 36,809,361
Net realized loss	(4,337,014)	(5,235,856)
Change in net unrealized appreciation (depreciation)	29,877,742	17,963,953
Increase in Net Assets From Operations	42,781,827	49,537,458

Distributions to Shareholders From (Note 1):
Net investment income	(19,440,904)	(37,685,249)
Net realized gains	—	(1,924,307)
Decrease in Net Assets From Distributions to Shareholders	(19,440,904)	(39,609,556)

Fund Share Transactions:
Reinvestment of distributions (73,497 and 336,836 shares issued, respectively)	1,366,465	5,861,704
Increase in Net Assets From Fund Share Transactions	1,366,465	5,861,704
Increase in Net Assets	24,707,388	15,789,606

Net Assets:
Beginning of period	416,677,933	400,888,327
End of period*	$441,385,321	$416,677,933
* Includes undistributed net investment income of:	$3,668,896	$5,868,701

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2013[1,2]	2012[2]	2011[2,3]

Net asset value, beginning of period	$18.36	$17.93	$19.06 [4]

Income (loss) from operations:
Net investment income	0.76	1.63	1.33
Net realized and unrealized gain (loss)	1.12	0.56	(1.14)
Total income from operations	1.88	2.19	0.19

Less distributions from:
Net investment income	(0.86)	(1.67)	(1.32)
Net realized gains	—	(0.09)	—
Total distributions	(0.86)	(1.76)	(1.32)
Net asset value, end of period	$19.38	$18.36	$17.93
Market price, end of period	$18.66	$19.74	$18.43
Total return, based on NAV[5,6]	10.41%	13.16%	0.90%
Total return, based on Market Price[7]	(1.03)%	18.40%	(1.16)%
Net assets, end of period (millions)	$441	$417	$401

Ratios to average net assets:
Gross expenses	0.90%[8]	0.89%	0.93%[8]
Net expenses[9]	0.90 [8]	0.89	0.91 [8,10]
Net investment income	8.06 [8]	9.22	8.11 [8]

Portfolio turnover rate	26%	53%	56%

1            For the six months ended February 28, 2013 (unaudited).

2            Per share amounts have been calculated using the average shares method.

3            For the period October 27, 2010 (commencement of operations) through August 31, 2011.

4            Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

5            Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6            The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7            The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8            Annualized.

9            The impact of compensating balance arrangements, if any, was less than 0.01%.

10       The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	23

when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$378,408,073	$1,850,187	$380,258,260
Collateralized senior loans	—	8,902,141	—	8,902,141
Sovereign bonds	—	11,779,455	—	11,779,455
Common stocks:
Consumer discretionary	—	—	137,914	137,914
Financials	$ 5,735,956	9,768,328	—	15,504,284
Industrials	950,663	—		950,663
Preferred stocks:
Industrials	—	424,462	—	424,462
Other preferred stocks	8,675,148	—	—	8,675,148
Purchased options	—	17,583	—	17,583
Warrants	—	313,968	—	313,968
Total investments	$15,361,767	$409,614,010	$1,988,101	$426,963,878
Other financial instruments:
Forward foreign currency contracts	—	2,245,054	—	2,245,054
Total	$15,361,767	$411,859,064	$1,988,101	$429,208,932

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$7,804	—	$7,804
Credit default swaps on credit indices — buy protection‡	—	697,582	—	697,582
Total	—	$705,386	—	$705,386

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	25

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

26	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	27

Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended February 28, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to

28	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	29

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered,

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	31

the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $705,386. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 28, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $700,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired

32	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	33

3. Investments

During the six months ended February 28, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$107,646,633
Sales	110,509,545

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 34,271,108
Gross unrealized depreciation	(13,391,908)
Net unrealized appreciation	$ 20,879,200

During the six months ended February 28, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	$ 49,401,000	$ 259,241
Options written	31,160,000	208,772
Options closed	—	—
Options exercised	(28,710,000)	(168,201)
Options expired	(20,691,000)	(91,040)
Written options, outstanding as of February 28, 2013	$ 31,160,000	$ 208,772

At February 28, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
British Pound	Citibank, N.A.	389,056	$ 589,998	5/16/13	$ 18,104
British Pound	Credit Suisse	2,669,820	4,048,744	5/16/13	154,086
British Pound	UBS AG	1,383,773	2,098,473	5/16/13	86,797
Euro	Citibank, N.A.	60,000	78,376	5/16/13	1,940
Euro	Citibank, N.A.	6,801,466	8,884,527	5/16/13	325,352
Euro	Credit Suisse	10,023,025	13,092,741	5/16/13	501,488
Euro	JPMorgan Chase & Co.	8,074,709	10,547,721	5/16/13	402,085
Euro	UBS AG	525,000	685,790	5/16/13	26,766
Euro	UBS AG	14,874,636	19,430,237	5/16/13	728,436
Net unrealized gain on open forward foreign currency contracts					$2,245,054

34	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At February 28, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	$18,295,200	6/20/17	5.000% quarterly	$(697,582)	$79,420	$(777,002)

1                   If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2                   The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3                   The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†                 Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2013.

ASSET DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$17,583	$17,583
Forward foreign currency contracts	$2,245,054	—	2,245,054
Total	$2,245,054	$17,583	$2,262,637

LIABILITY DERIVATIVES1

Credit Risk
Written options	$7,804
Swap contracts[3]	697,582
Total	$705,386

1                   Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2                   Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3                   Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report	35

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(256,568)	$(256,568)
Written options	—	91,040	91,040
Swap contracts	—	(905,117)	(905,117)
Forward foreign currency contracts	$(4,617,926)	—	(4,617,926)
Total	$(4,617,926)	$(1,070,645)	$(5,688,571)

1                   Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(187,361)	$(187,361)
Written options	—	195,325	195,325
Swap contracts	—	(777,002)	(777,002)
Forward foreign currency contracts	$3,123,323	—	3,123,323
Total	$3,123,323	$(769,038)	$2,354,285

1                   The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 105,543
Written options	150,374
Forward foreign currency contracts (to buy)†	3,273,081
Forward foreign currency contracts (to sell)	62,880,576

Average Notional Balance
Credit default swap contracts (to buy protection)	$17,189,229

†                 At February 28, 2013, there were no open positions held in this derivative.

36	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Distributions subsequent to February 28, 2013

On February 14, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1350 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on May 15, 2013, April 19, 2013 and May 24, 2013, respectively.

6. Capital loss carryforward

As of August 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(12,648,986)	*

This amount will be available to offset any future taxable capital gains.

*                 Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Western Asset High Yield Defined Opportunity Fund Inc.	37

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

38	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management agreement and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers

Western Asset High Yield Defined Opportunity Fund Inc.	39

provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the

40	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an

Western Asset High Yield Defined Opportunity Fund Inc.	41

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ending June 30, 2012 was ranked seventh (i.e., worst) among the seven funds in the Performance Universe for that period. In explaining the Fund’s underperformance relative to the Performance Universe for the 1-year period ended June 30, 2012, the Manager noted that the Fund had fewer overweights to large benchmark names as more liquid high-yield bonds significantly outperformed less liquid high-yield bonds during the period and that the Fund’s lower quality credit rating bias during the period also adversely affected the Fund’s performance. The Manager advised the Board that the Fund’s more recent performance relative to the Performance Universe had shown significant improvement. The Board noted that the small number of Funds in the Performance Universe and the limited performance record of the Fund, which commenced operations on October 27, 2010, made meaningful performance comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western

42	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had average net common share assets ranging from $49.0 million to $687.6 million. One of the other funds in the Expense Universe, which included three other Legg Mason Closed-end Funds managed by Western Asset, was larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s contractual Management Fee and the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) each was ranked third among the funds in the Expense Universe and was at the Expense Universe median for that expense component. The Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were better than the median of the Expense Universe. The Board considered that the small number of funds in the Expense Universe and the Fund’s limited operating history made meaningful expense comparisons difficult. The Board also noted that the small Expense Universe included three other Legg Mason Closed-end Funds managed by Western Asset, further complicating meaningful expense comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the

Western Asset High Yield Defined Opportunity Fund Inc.	43

management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund was at a reasonable level in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board took into account that the Fund commenced operations in October 2010 and, therefore, had a limited operating history.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the

44	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Yield Defined Opportunity Fund Inc.	45

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Yield Defined Opportunity Fund Inc. was held on December 14, 2012 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes for	Votes Withheld
Carol L. Colman	21,069,740	553,003
Daniel P. Cronin	21,069,539	553,204
Paolo M. Cucchi	21,017,657	605,086

At February 28, 2013, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Eileen A. Kamerick*
Riordan Roett
Jeswald W. Salacuse

* Effective February 1, 2013, Ms. Kamerick became a Director.

46	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset High Yield Defined Opportunity Fund Inc.	47

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Chairman

William R. Hutchinson

Eileen A. Kamerick*

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

* Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX013399 4/13 SR13-1907

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2013